UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 3, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No

001-33072	SAIC, Inc.	Delaware	20-3562868
1710 SAIC Drive, McLean, Virginia 22102
(703) 676-4300

000-12771	Science Applications International Corporation	Delaware	95-3630868
1710 SAIC Drive, McLean, Virginia 22102
(703) 676-4300

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 2.02	Results of Operations and Financial Condition.

On June 3, 2013, SAIC, Inc. issued a press release announcing its financial results for the first fiscal quarter ended May 3, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company’s management will discuss operations and financial results in an earnings conference call beginning at 5 p.m. eastern on June 3, 2013. A live audio broadcast of the conference call along with a supplemental presentation will be available to the public through links on the Investor Relations section of the Company’s web site (http://investors.saic.com).

The information contained in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

 Exhibit 99.1      Press Release dated June 3, 2013 issued by SAIC, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SAIC, INC.

Date: June 3, 2013	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
	Its:	Executive Vice President and
General Counsel

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: June 3, 2013	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
	Its:	Executive Vice President and
General Counsel

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